CENTURION FUNDS, INC.
on behalf of the
Centurion U.S. Equity Fund
Centurion International Equity Fund
Supplement dated January 13, 2000 to the
Prospectus dated December 4, 1998

The following information supplements certain information contained in the Prospectus and Statement of Additional Information of the Funds.
On January 13, 2000, the Board of Directors of
Centurion Funds, Inc. approved the following with respect to the Centurion U.S. Equity Fund and the Centurion International Equity Fund:
Changing each Fund's investment goal from "seeks to provide long-term after-tax growth consistent with reasonable efforts to preserve capital" to "seeks to provide long-term growth consistent with reasonable efforts to preserve capital." The Board of Directors may change each Fund's investment goal without shareholder approval.
With respect to the Centurion U.S. Equity Fund (the
"U.S. Equity Fund"), to seek its new investment goal, the Board of Directors also approved the termination of Parametric Portfolio Associates ("Parametric") as an investment sub-adviser to the U.S. Equity Fund.
Parametric will be replaced with Trainer, Wortham &
Company Inc. ("Trainer") commencing on March 15, 2000.
Trainer will render sub-investment advisory services to the U.S. Equity Fund on an interim basis pending approval by a majority vote of shareholders of the U.S. Equity Fund as defined in the Investment Company
Act of 1940, as amended. Trainer employs a "bottom-up" stock fundamental analysis process which emphasizes companies with the following qualities:
(i) large capitalization, high quality, industry leaders; (ii) financially sound companies with solid, proven management; (iii) consistent earnings growth rates above those of the market; (iv) stock prices that have historically out performed the S&P 500
Index; and (v) a catalyst for further stock price appreciation.
The Board has also approved changing the U.S. Equity
Fund's performance benchmark from the Russell 3000
Index to the S&P 500 Index (the "Index"). The Index is one of the most widely used benchmarks of U.S. Equity performance. The Index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The Index is market-value-weighted, so the largest of the 500 companies have a bigger impact on the performance of the Index. The
Index is unmanaged.
The investment sub-advisory agreement between the U.S.
Equity Fund's Manager, Centurion Trust Company, and
Trainer will be substantively identical to the comparable agreement with Parametric. Trainer, located at 845 Third Avenue, New York, New York, currently manages approximately $2.6 billion in assets. With the hiring of Trainer, the allocation of assets of the U.S. Equity Fund will be as follows:
Trainer 90% and Credit Suisse Asset Management LLC
10%.
The change in the Centurion International Equity
Fund's investment goal is effective immediately. The above changes with respect to the U.S. Equity Fund will become effective on March 15, 2000, the date on which Trainer will begin managing the Fund.
CENTURION STICKER Jan 2000
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CENTURION STICKER Jan 2000